EXHIBIT 10.22

Amplicon Financial

                                                                       LEASE
5 HUTTON CENTRE DRIVE, SUITE 500 o SANTA ANA, CALIFORNIA 92707         AGREEMENT
714.751-7551 o 800.755-5055 o FACSIMILE 714.751-7557
                                                              ORDER NO. VL-00618
LESSEE
    Valuestar, Inc.

STREET                       CITY        STATE          COUNTY               ZIP
360 22nd Street, 2nd Floor   Oakland      CA            Alameda            94612

1. AGREEMENT/'LEASE Amplicon, Inc. ("Amplicon") agrees to lease to Lessee the hardware, software and/or other equipment ("Property") described on the Lease Schedule(s) ("Schedule(s)") referencing this Lease Agreement ("Agreement") and Lessee agrees to lease from Amplicon the Property subject to the terms set forth herein and on each Schedule(s) that the parties may from time to time enter into with respect to this Agreement. Each Schedule identified as being a part of this Agreement incorporates the terms of this Agreement and constitutes a separate lease agreement and is referred to herein as the "Lease". The Lease is in force and is binding upon Lessee and Amplicon upon signed acceptance by Amplicon.

2 UNFORM COMMERCIAL CODE ACKNOWLEDGMENT: Lessee acknowledges that it has received and approved any written "Supply Contract" covering the Property purchased from the Supplier for lease and Amplicon has informed or advised Lessee, either previously or by this Lease, of the following: (i) the identity of the Supplier, (ii) that Lessee may have rights under the Supply Contract; and
(iii) that Lessee may contact the Supplier for a description of any such rights. This Lease is a "Finance Lease". (The terms "Finance Lease", "Supply Contract" and "Supplier" as used in this Lease have the meanings only as ascribed to them under Division 10 of the California Uniform Commercial Code and have no effect on any tax or accounting treatment of the Lease). This provision survives termination of the Lease.

3. NO WARRANTIES: AMPLICON IS NOT THE MANUFACTURER, DEVELOPER, PUBLISHER, DISTRIBUTOR, LICENSOR OR "SUPPLIER" OF THE PROPERTY AND MAKES NO EXPRESS OR IMPLIED WARRANTY OR REPRESENTATION AS TO FITNESS, QUALITY, DESIGN, CONDITION, CAPACITY, SUITABILITY, VALUE, MERCHANTABIUTY, OR PERFORMANCE OF THE PROPERTY OR THE MATERIAL OR WORKMANSHIP THEREOF OR AGAINST INTERFERENCE BY LICENSORS OR OTHER THIRD PARTIES, IT BEING AGREED THAT THE PROPERTY IS LEASED "AS IS" AND THAT ALL SUCH RISKS ARE TO BE BORNE BY LESSEE Lessee selected the Property and represents that all the Property is suitable for Lessee's purposes. Amplicon assigns to Lessee during the term of the Lease any warranty rights it may have received from the Supplier as a result of Amplicon's purchase of the Property. If Lessee has any claims regarding the Property or any other matter arising from Lessee's relationship with the Supplier, Lessee must make them against the Supplier. This provision survives termination of the Lease.

4. AUTHORIZATION DATE AND LEASE DURATION: A Schedule commences and rent is due beginning on the date that Lessee certifies in writing to Amplicon that all of the Property has been received and accepted by Lessee as installed, tested and ready for use, and Lessee authorizes Amplicon in writing to disburse payment to the Supplier ("Authorization Date"). Unless and until Lessee provides such written authorization, Amplicon will not disburse payment to Suppliers. The Term of each Schedule is reflected on the Schedule and begins on the first day of the calendar month following the Authorization Date. Lessee has the right to use the Property at the specific locations shown on the Schedule throughout the duration of this Lease in accordance with the provisions of this Lease. The Term extends for an additional twelve month period ("Extension Term") at the rental rate delineated on the Schedule unless Lessee provides to Amplicon written notice of Lessee's election not to extend the Term at least one hundred eighty days prior to the expiration of the Term.

5. Rentals: The rent payable is shown on the Schedule(s). The monthly rent is due to Amplicon, in advance, for each month or portion of a month beginning on the Authorization Date and continuing for each month that this Lease is in effect. Rent for portions of a month are based on a daily rental equal to ore-thirtieth of the monthly rent. All RENTS SHALL BE PAID WITHOUT NOTICE OR DEMAND AND WITHOUT ABATEMENT, DEDUCTION OR SETOFF OF ANY AMOUNT WHATSOEVER. THE OPERATION AND USE OF THE PROPERTY IS SOLELY AT THE RISK OF LESSEE AND THE OBLIGATION OF LESSEE TO PAY ITEM UNDER THE LEASE SHALL BE ABSOLUTE AND UNCONDITIONAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES THE FOLLOWING RIGHTS AND REMEDIES CONFERRED UPON LESSEE BY LAW: (l) RIGHT TO CANCEL OR TERMINATE THIS LEASE, (11) RIGHT TO REJECT THE PROPERTY, (III) RIGHT TO REVOKE ACCEPTANCE OF THE PROPERTY, (IV) RIGHT TO RECOVER DAMAGES FROM AMPICON FOR ANY BREACH OF WARRANTY, AND (V) RIGHT TO RECOVER ANY CONSEQUENTIAL DAMAGES WHATSOEVER. Rents will be paid to Amplicon unless otherwise instructed in writing by Amplicon or its assignee.

THIS LEASE AGREEMENT AND THE APPLICABLE SCHEDULE(S) CONTAIN THE ENTIRE AGREEMENT BETWEEN AMPLICON AND LESSEE WITH RESPECT TO THE SUBJECT MATTER HEREOF. THE LEASE CAN ONLY BE MODIFIED IN WRITING, WITH SUCH MODIFICATIONS SIGNED BY A PERSON AUTHORIZED TO SIGN AGREEMENTS ON BEHALF OF LESSEE AND BY AN AUTHORIZED SIGNER OF AMPUCON. NO ORAL OR OTHER WRITTEN AGREEMENT'S, REPRESENTATIONS OR PROMISES SHALL BE RELIED UPON BY, OR BE BINDING ON, THE PARTIES UNLESS MADE A PART OF THIS LEASE BY A WRITTEN MODIFICATION SIGNED BY AN AUTHORIZIZED SIGNER OF LESSEE AND AMPLICON.


LESSEE:  Michael Kelly, ValueStar. Inc.      AMPLICON, INC.   Darren S. Higuchi
       --------------------------------                    ---------------------
                  (Signature)                                    (Signature)

This Lease is subject to acceptance by Amplicon's Finance Committee. By signing below, the signer certifies that he or she has read this Lease Agreement, INCLUDING THE REVERSE SIDE, has had an opportunity to discuss its terms with Amplicon, and is authorized to sign an behalf of Lessee. Until this Lease has been signed by an authorized signer of Amplicon, it will constitute a firm offer by Lessee.

              LESSEE/OFFEROR                             AMPLICON, INC.
OFFER:                                        ACCEPTANCE:


By.            /s/  Michael Kelly             By.       /s/ Darren S. Higuchi
             ---------------------------            ----------------------------
Name:          Michael J. Kelly               Name:     Darren S. Higuchi
             ---------------------------            ----------------------------
Title:         Secretary/Controller           Title:    Assistant Vice President
             ---------------------------            ----------------------------
Date:          March 20, 2000                 Date:     03/23/00
             ---------------------------            ----------------------------
                                                                        AMP-MM98

6. INDEMNITY: Lessee assumes liability for, and agrees at its own expense to indemnify and defend Amplicon. its employees, officers, directors and assigns, from and against any and all claims, liabilities, losses, damages, and expenses (including legal expenses) of every kind or nature (including, without limitation, claims based upon strict liability) arising out of the use, condition (including latent and other defects, whether or not discoverable by Lessee or Amplicon), operation or ownership of any items of Property (including, without limitation, any claim for patent, trademark or copyright infringement) or for any interruptions of service, loss of business or consequential damages. These indemnities and assumptions survive the termination of this Lease.

7. PERFORMANCE OF LESSEE'S OBLIGATI0NS BY AMPLICON: If Lessee fails to perform any of its obligations under this Lease, Amplicon may, at its option, perform them for Lessee without waiving Lessee's default. Any amount paid by Amplicon, and any expense (including reasonable attorneys' fees) or any other liability incurred by Amplicon as a result of its performance of Lessee's obligations will be payable by Lessee to Amplicon upon demand.

8. FURTHER ASSURANCES AND NOTICES: Lessee's signing of this Lease constitutes a firm offer. In consideration of Amplicon's time and effort in reviewing and acting on the offer, Lessee agrees that its offer is irrevocable for twenty business days after Amplicon's receipt of the offer and of all credit information requested by Amplicon. Amplicon's signing of the Lease, including the Schedule, constitutes acceptance of Lessee's offer. Lessee agrees to sign and provide any documents, which Amplicon deems necessary for confirmation. assignment and assurance of performance by Lessee of its obligations under the Lease or for perfection of this Lease and the Property including, but not limited, to the signing and filing of Uniform Commercial Code (UCC) Financing Statements (which Lessee agrees may be signed by Amplicon on Lessee's behalf). Lessee authorizes Amplicon to insert applicable dates as necessary to complete all documentation for the Lease. Prior to Amplicon's acceptance of the Lease and for the duration of the Lease, Lessee agrees to promptly provide Amplicon with all credit information reasonably requested by Amplicon including, but not limited to, comparative audited financial statements for the most current annual and interim reporting periods. Lessee's failure to provide such information to Amplicon is an event of default under the Lease. All notices to Amplicon must be in writing and sent certified mail return receipt requested to the address shown above or such other address as to which Lessee has been notified in writing.

9. DEFAULT: If rent or any other amount is not paid within ten days of its due date, Lessee agrees to pay a late charge equal to five percent (5%) (changed to one and one half percent 1 1/2%) of the unpaid amount. Each month thereafter, past due amounts remaining unpaid hereunder shall bear interest at the lesser of one and one half percent (1 1/2%) per month, compounded monthly or the maximum rate allowed by law. An Event of Default shall occur if: (a) Lessee fails to pay any rent or other payment under the Lease when due and the failure continues for ten days; (b) Lessee fails to perform or observe any of the covenants or obligations in this Lease other than Lessee's rental obligations, and such failure is not cured within ten days after written notice has been provided; (c) Lessee makes an assignment for the benefit of its creditors, files any petition or takes any action under any bankruptcy, reorganization or insolvency laws; (d) an involuntary petition is filed under any bankruptcy statute against Lessee or any receiver, trustee or custodian is appointed to take possession of Lessee's properties, unless such petition or appointment is set aside or withdrawn within sixty days of said filing or appointment; (e) Lessee attempts to or does remove, transfer, sell, sublicense, encumber, part with possession, or sublet any of the Property; (f) Lessee attempts to assign or transfer this Lease or its interest under the Lease or moves any of the Property from the location(s) set forth on the Schedule without Amplicon's prior written consent: or (g) Lessee undergoes a sale, buyout, change in control, or change in ownership of any type, form or manner which, as judged solely by Amplicon, results in a material deterioration in Lessee's credit worthiness.

10. REMEDIES: Upon an Event of Default, Amplicon may exercise at its sole option any one or more of the remedies permitted by law, including but not limited to the following: (a) through legal action, enforce performance by Lessee of the applicable covenants and obligations of this Lease or recover damages for the breach of those covenants or obligations; (b) terminate the Lease and Lessee's rights under the Lease; (c) by notice in writing to Lessee, recover all amounts due on or before the date Amplicon declared this Lease to be in default, plus, as liquidated damages for the loss of a bargain and not as a penalty, accelerate and declare to be immediately due and payable all rentals and other sums payable under the Lease without any presentment, demand, protest or further notice (all of which are hereby expressly waived by Lessee), at which time the same shall become immediately due and payable; and (d) take immediate possession of the Property, or any part of the Property, from Lessee free from claims by Lessee. In the case of Software, it is agreed that Lessee's unauthorized use, disclosure, or transfer of the Software will cause Amplicon significant damages which, at the time the parties enter the Lease, are impossible to quantify or predict. Therefore, if Lessee is found to be using (in any manner) all or any portion of the Software after the termination of this Lease, or if Supplier terminates a license of Lessee's right to use the Software for an alleged breach of the use, disclosure, or transfer restrictions imposed on Lessee, the parties hereby agree that liquidated damages shall be payable immediately by Lessee to Amplicon in an amount which is equal to two times the amount paid by Amplicon for the Software. The exercise of any of the foregoing remedies by Amplicon will not constitute a termination of this Lease unless Amplicon so notifies Lessee in writing. If Amplicon repossesses the Property, Amplicon may rent or sell the Property in such a manner and at such times as Amplicon may determine and without notice to Lessee. In the event Amplicon rents the Property, any rentals received by Amplicon for the remaining Term(s) of the Schedule shall be applied to the payment of: (i) all costs and expenses (including reasonable attorneys' fees) incurred by Amplicon in enforcing its remedies under this Lease, and (ii) the rentals for the remainder of the Term(s) and all other sums then remaining unpaid under this Lease. All rentals received by Amplicon for the period commencing after the remaining Term(s) shall be retained by Amplicon. Lessee will remain liable to Amplicon to the extent that the aggregate amount of the sums referred to in clauses (i) and (ii) above exceed the aggregate rentals received by Amplicon under such agreements for the remaining Term(s) applicable to the Property covered by such agreements. In the event that Amplicon sells the Property, the proceeds will be applied to the sum of: (1) all costs and expenses (including reasonable attorneys' fees) incurred by Amplicon in enforcing its remedies under this Lease and in disposing of the Property, (2) the rentals accrued under this Lease, but unpaid up to the time of such disposition, (3) any and all other sums other than rentals then owing to Amplicon by Lessee under the Lease, and (4) the stipulated value as would be determined in the event of a Casualty Occurrence (as defined in the terms and conditions to the Schedule) on the date of the Property's disposition. The remaining balance of such proceeds, if any, will be applied first to reimburse Lessee for any sums previously paid by Lessee as liquidated damages (as set forth in (c) above), and any remaining amounts will be retained by Amplicon. Lessee will remain liable to Amplicon to the extent that the aggregate amount of the sums referred to in clauses (1) through (4) above exceeds the proceeds received by Amplicon in connection with the disposition of the Property. Amplicon's remedies under this Lease shall not be deemed exclusive. Waiver of any default or breach of this Lease shall not be construed as a waiver of subsequent or continuing defaults or breaches.

11. DISPUTE RESOLUTION: THE PARTIES AGREE THAT ALL DISPUTES, WHETHER BASED IN TORT OR CONTRACT, RELATING TO OR ARISING OUT OF THIS LEASE (COLLECTIVELY, "LEASE DISPUTES") WILL BE SUBMITTED TO THE ORANGE COUNTY, CALIFORNIA OFFICE OF ENDISPUTE, INC., DBA J-A-M-S/ENDISPUTE ("JAMS") FOR A TRIAL OF ALL ISSUES OF LAW AND FACT CONDUCTED BY A RETIRED JUDGE OR JUSTICE FROM THE PANEL OF JAMS,
APPOINTED  PURSUANT  TO A  GENERAL  REFERENCE  UNDER  CALIFORNIA  CODE OF  CIVIL
PROCEDURE SECTION 638(1) (OR ANY AMENDMENT, ADDITION OR SUCCESSOR SECTION THERETO) UNLESS AMPLICON OR ITS ASSIGNEE SELECTS AN ALTERNATIVE FORUM. IF THE PARTIES ARE UNABLE TO AGREE ON A MEMBER OF THE JAMS PANEL, THEN ONE SHALL BE APPOINTED BY THE PRESIDING JUDGE OF THE CALIFORNIA SUPERIOR COURT FOR THE COUNTY OF ORANGE. IN THE EVENT THAT JAMS IN THE COUNTY OF ORANGE CEASES TO EXIST, THEN THE PARTIES AGREE THAT ALL LEASE DISPUTES WILL BE FILED AND CONDUCTED IN THE CALIFORNIA SUPERIOR COURT FOR THE COUNTY OF ORANGE, UNLESS AMPLICON OR ITS ASSIGNEE SELECTS AN ALTERNATIVE FORUM. LESSEE AGREES TO SUBMIT TO THE PERSONAL JURISDICTION OF THE CALIFORNIA SUPERIOR COURT FOR ALL LEASE DISPUTES. LESSEE WANES ITS RIGHTS TO A JURY TRIAL IN ANY ACTION ARISING OUT OF OR RELATING TO THIS LEASE. If any party to this Lease brings any action to enforce any of the terms, or to recover for any breach, then the prevailing party is entitled to recover from the other party reasonable attorneys' fees and costs, including all JAMS-related costs and costs of collection (including judgment enforcement and collection costs).

12. MISCELLANEOUS: All agreements, representations and warranties contained in this Lease, or in any document or certificate delivered pursuant to or in connection with this Lease, shall expressly survive the termination of this Lease. If any provision of this Lease is determined by competent authority to be unenforceable, such determination shall not invalidate the remaining provisions of the Lease. To the extent permitted by applicable law, Lessee waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect. This Lease has been entered into and shall be performed in California and, therefore, THIS LEASE SHALL BE CONSTRUED IN ACCORDANCE WITH AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA (EXCLUSIVE OF PRINCIPLES OF CONFLICT OF LAWS). Time is of the essence of this Lease and each provision thereof.

Amplicon Financial

                                                                        LEASE
5 HUTTON CENTRE DRIVE, SUITE 500 o SANTA ANA, CALIFORNIA 92707          SCHEDULE
714.751-7551 o 800.755-5055   FACSIMILE 714.751-7557
                                                                         NO.  01








 LESSEE                                                 CONTACT
       Valuestar, Inc.                                  Michael J. Kelly
 STREET                                                 PHONE NO.
       360 22nd Street, 2nd Floor                       (510) 808-1300
 CITY                 STATE     COUNTY       ZIP        FACSIMILE NO.
       Oakland        CA        Alameda      94612      510 808-1400

  A. This  Schedule  is issued  with  respect to the Lease         dated
  Agreement  Order No.  VL_00618                                  03/23/00

  All of the terms of the Lease Agreement are incorporated into this Schedule as if fully reflected on the Schedule. The terms of this Schedule and the Lease Agreement combine to form an individual Lease with an independent Term.

  B. Any Deposit under this Schedule shall be returned to Lessee (without interest thereon) if Amplicon does not accept this Schedule. Upon acceptance of this Lease by Amplicon any such Deposit shall be applied to the rent due in the last month of the Term unless otherwise specified herein.

  C. Term (months):   Twenty-four (24)

  D. Deposit:         $ 24,864.00

  E. Monthly Rent:    $ 24,864.00

  F Property:         Total Property Cost: $592,000.00

                  Quantity       Property Description           Serial #

   Property to consist of Davox Call Center Software and Related Softcosts to be more fully described on Exhibit "A" to related documents at a later date.

  G. AT THE EXPIRATION OF THE TERM OR, IF EXTENDED, AT THE EXPIRATION OF THE EXTENSION TERM LESSEE SHALL: (I) PURCHASE ALL, BUT NOT LESS THAN ALL, OF THE PROPERTY FOR A PRICE EQUAL TO 10 % OF THE TOTAL COST PAID BY AMPLICON WITH RESPECT TO THE PROPERTY, PLUS ALL APPLICABLE SALES/USE TAXES THEREON AND ALL ACCRUED BUT UNPAID INTEREST, TAXES, PENALTIES AND/OR OTHER SUMS DUE UNDER THE LEASE; (II) PROMPTLY RETURN ALL, BUT NOT LESS THAN ALL, OF THE PROPERTY AND LEASE REPLACEMENT PROPERTY FROM AMPLICON WHICH HAS A COST EQUAL TO OR GREATER THAN THE ORIGINAL TOTAL COST OF THE PROPERTY; OR (III) EXTEND THE SCHEDULE FOR A PERIOD OF ONE ADDITIONAL YEAR AT THE RENTAL RATE DELINEATED HEREIN. WITH RESPECT TO OPTION (ll), LESSEE AND AMPLICON SHALL EACH HAVE ABSOLUTE DISCRETION REGARDING THEIR AGREEMENT OR LACK OF AGREEMENT TO THE TERMS OF A LEASE FOR REPLACEMENT PROPERTY. IF LESSEE HAS NOT ELECTED OPTION (I) OR (II) BY THE END OF THE TERM OR, IF EXTENDED, THE EXTENSION TERM, THEN OPTION (lll) SHALL PREVAIL. THEREAFTER, THIS LEASE WILL CONTINUE SUBJECT TO TERMINATION BY EITHER LESSEE OR AMPLICON AT THE END OF ANY MONTH, PROVIDED AT LEAST NINETY DAYS' PRIOR WRITTEN NOTICE IS DELIVERED TO THE OTHER PARTY

THE INDIVIDUAL SIGNING BELOW CERTIFIES THAT HE OR SHE HAS READ THIS SCHEDULE (INCLUDING THE TERMS ON THE REVERSE SIDE) AND THE LEASE AGREEMENT, AND IS AUTHORIZED TO SIGN THIS SCHEDULE ON BEHALF OF LESSEE.

THIS SCHEDULE ALONG WITH THE LEASE AGREEMENT CONTAIN THE ENTIRE AGREEMENT BETWEEN AMPLICON AND LESSEE WITH RESPECT TO THE SUBJECT MATTER HEREOF. THIS AGREEMENT CAN ONLY BE MODIFIED IN WRITING, WITH SUCH MODIFICATIONS SIGNED BY A PERSON AUTHORIZED TO SIGN AGREEMENTS ON BEHALF OF LESSEE AND BY AN AUTHORIZED SIGNER OF AMPLICON. NO ORAL OR OTHER WRITTEN AGREEMENTS, REPRESENTATIONS OR PROMISES SHALL BE RELIED UPON OR BE BINDING ON THE PARTIES UNLESS MADE A PART OF THIS LEASE BY A WRITTEN MODIFICATION SIGNED BY AN AUTHORIZED SIGNER OF BOTH LESSEE AND AMPLICON.

              LESSEE/OFFEROR                           AMPLICON, INC.
 OFFER:                                    ACCEPTANCE:
           Valuestar, Inc.

 Signature:    /s/ Michael Kelly           Signature:   /s/ Darren S. Higuchi
            --------------------------                --------------------------
 Name:         Michael J. Kelly                         Darren S. Higuchi
            --------------------------                --------------------------
 Title:        Secretary/Controller        Title:       Assistant Vice President
            --------------------------                --------------------------
 Date:         March 20, 2000              Date:        03/23/00
            --------------------------                --------------------------

                                                                        Rev. AMP
                                                                            D/98

TERMS AND CONDITIONS
APPLICABLE TO THIS LEASE SCHEDULE

H. RIGHT TO INSPECT THE PROPERTY: Amplicon may during reasonable business hours enter upon any premises where the Property is located; to confirm compliance with the terms of the Lease.

I. TAXES ON THE PROPERTY: All fees, assessments and taxes (except those based upon the net income of Amplicon) which may now or hereafter become due or are imposed upon the ownership, sale, possession and/or use of the Property are to be paid by Lessee. While Lessee will be responsible for payment of all personal property taxes, Amplicon will file all personal property tax returns. Amplicon is not responsible for contesting any valuation of, or tax imposed on, the Property (but may do so strictly as an accommodation to Lessee) and will not be liable or accountable to Lessee therefor. Amplicon retains any and all federal and state tax credits or benefits relating to the Property.

J. USE, OPERATION AND MAINTENANCE OF THE PROPERTY: Lessee at its own expense, will provide a suitable place for the operation of the Property, and keep in force for the duration of the Lease the best standard Supplier's maintenance agreement(s) which will cause the Supplier(s) to make all the necessary repairs, adjustments, and replacements in accordance with such maintenance agreement(s) and entitle Lessee (through Amplicon, if necessary) to obtain available enhancements, updates, upgrades and changes.

K. ADDITIONS AND MODIFICATIONS TO THE PROPERTY: All additions and modifications to the Property become a part of the Property and are owned by Amplicon. Software, as described on any Schedule(s), includes all updates, revisions, upgrades, new versions, enhancements, modifications, derivative works, maintenance fixes, translations, adaptations, and copies of the foregoing or of the original version of the Software whether obtained from the Supplier, licensor or from any source whatsoever, and references in this Lease to Software will be interpreted as references to any and all of the foregoing. All additions and modifications to the Property must be free and clear of any liens or rights of other parties.

L. INSURING THE PROPERTY: While the Property is in transit and for the duration of the Lease. Lessee at its own expense shall maintain (i) comprehensive public liability insurance (naming Amplicon or its assigns as additional insured) for bodily injury and property damage resulting from the maintenance. use or transport of the Property and (ii) property and casualty insurance (naming Amplicon and/or its assigns as sole loss payee) covering all risks of loss or damage to the Property from any cause whatsoever including, without limitation, fire and theft. All insurance will be from an insurer(s) and in a form and amount satisfactory to Amplicon. Lessee shall deliver to Amplicon the original policies or certificates of such insurance (and each renewal or replacement thereof) and evidence of the payment of the premiums for such insurance policies. All policies will provide that no cancellation or material modification of such insurance shall be effective without thirty days prior written notice to Amplicon.

M. RISK OF LOSS TO THE PROPERTY: While the Property is in transit and throughout the duration of the Lease. Lessee assumes all responsibility for loss or damage or other Casualty Occurrence. as defined herein, to the Property and shall hold Amplicon harmless. A Casualty Occurrence occurs if, for any reason whatsoever, any of the Property is lost, stolen, requisitioned. taken, confiscated, destroyed or irreparably damaged by any cause whatsoever. In the case of Software. the erasure, inoperability or other incapacity of the Software triggered by a preprogrammed termination or limiting design or routine embedded in the Software is also deemed a Casualty Occurrence. In the event of a Casualty Occurrence as to any Property, Lessee will immediately inform Amplicon in writing. On the next succeeding rental payment date, Lessee will (i) either replace the Property with like-kind Property, free and clear of any liens or rights of other parties, acceptable to Amplicon or Amplicon's assignee and continue to pay all rentals without interruption as they come due, or (ii) pay to Amplicon all past due rentals and other amounts then late or due and an amount equal to the stipulated value as determined by the Casualty Schedule annexed to the Lease ("Stipulated Value"). When Lessee makes this payment to Amplicon, the rentals cease to accrue and the Lease with respect to that Schedule ends. Insurance proceeds received by Amplicon as a result of a Casualty Occurrence will be applied to reduce Lessee's obligation to pay the Stipulated Value.

N. OWNERSHIP OF THE PROPERTY: Amplicon at all times retains ownership, title and/or control over Lessee's right to use the Property in accordance with the terms of the Lease. Lessee shall protect and defend, at its own expense. Amplicon's title and/or rights in the Property against all claims and liens and keep the Property free and clear of all such claims and liens. The Property is and shall remain personal property of Amplicon. To the extent Software subject to this Lease may also be the subject of a license agreement between the Supplier and Lessee, Lessee acknowledges that the license to use the Software is being provided to Lessee solely because of payments made by Amplicon to the Supplier and, accordingly, Lessee agrees that Amplicon has an interest in the license. Lessee agrees that if it or any of its affiliates receives anything of value from the Supplier (including without limitation. a trade-in, substitution, discount or upgrade allowance) other than Lessee's rights to use the Software reflected on the Schedule for the duration of this Lease, Lessee will advise Amplicon and pay to Amplicon an amount equal to such additional value obtained by Lessee. Lessee agrees that it will not surrender, transfer or modify the license agreement without first obtaining the written consent of Amplicon.

O. RETURN OF PROPERTY: If Lessee elects to return the Property as provided for in the Lease, Lessee will discontinue the use of the Property, pay to Amplicon an inspection, refurbishment and restocking fee equal to five percent of the Property's original cost, and immediately, at its own expense, ship the Property, with all manuals, cables, cartons and packing materials as originally furnished by Supplier, to a location within the United States in accordance with the Property return instructions provided by Amplicon. In the case of Software, Lessee will destroy all intangible Software items, and deliver to Amplicon all tangible items constituting Software. At Amplicon's request, Lessee will also certify in a written form acceptable to Amplicon that: (i) all the tangible Software has been delivered to Amplicon; (ii) all intangible records have been destroyed; (iii) Lessee has not retained the Software in any form; (iv) Lessee will not use the Software after termination and (v) Lessee has not received from Supplier(s) anything of value relating to or in exchange for Lessee's use, rental or possession of the Software during the duration of the Lease (including a trade-in, substitution or upgrade allowance). Until Lessee has complied with all of the requirements of this Section, rent payment obligations will continue from month to month at the rental rate delineated on the Schedule.

P. ASSIGNMENT OF LEASE AND/OR PROPERTY: AMPLICON MAY ASSIGN ANY OF ITS RIGHTS IN THE LEASE AND/OR THE PROPERTY TO AN ASSIGNEE ("ASSIGNEE"). LESSEE HEREBY CONSENTS TO SUCH ASSIGNMENT AND FURTHER AGREES AS FOLLOWS: (1) ASSIGNEE DOES NOT ASSUME ANY OF THE OBLIGATIONS OF AMPLICON UNDER THE LEASE; (2) TO PAY ALL ASSIGNED MONIES DUE UNDER THE LEASE UNCONDITIONALLY WITHOUT OFFSET AND LESSEE FURTHER AGREES THAT SUCH MONIES SHALL BE PAYABLE NOTWITHSTANDING ANY DEFENSE OR COUNTERCLAIM WHATSOEVER WHETHER BY REASON OF BREACH OF THE LEASE, THE EXERCISE
OF ANY RIGHT HEREUNDER, OR OTHERWISE, WHICH LESSEE MAY NOW OR HEREAFTER HAVE AGAINST AMPLICON (LESSEE RESERVES ITS RIGHT TO ASSERT ANY SUCH DEFENSE OR COUNTERCLAIM DIRECTLY AGAINST AMPLICON); (3) TO PROVIDE AMPLICON WITH A COPY OF ANY NOTICES SENT BY LESSEE TO ASSIGNEE UNDER THE LEASE; (4) THAT SUBJECT TO AND WITHOUT IMPAIRMENT OF LESSEE'S LEASEHOLD RIGHTS IN AND TO THE PROPERTY COVERED UNDER THE LEASE, LESSEE SHALL HOLD SAID PROPERTY AND THE POSSESSION THEREOF FOR THE ASSIGNEE TO THE EXTENT OF THE ASSIGNEE'S RIGHTS THEREIN, AND (5) SUCH ASSIGNMENT DOES NOT CHANGE LESSEE'S OBLIGATIONS UNDER THIS LEASE OR INCREASE THE BURDEN AND RISKS IMPOSED ON LESSEE, WITHOUT THE PRIOR WRITTEN CONSENT OF AMPLICON, LESSEE SHALL NOT ASSIGN THIS LEASE OR ITS INTEREST IN THE LEASE IN ANY FORM OR MANNER INCLUDING, BUT NOT LIMITED TO, AN ASSIGNMENT DUE TO A SALE, MERGER, LIQUIDATION, SUB-LEASE, LEVERAGED BUYOUT, CHANGE OF OWNERSHIP OR CHANGE-IN-CONTROL.

                                  ADDENDUM "A"
                                       TO
                             LEASE SCHEDULE NO. _01
                                       TO
                       LEASE AGREEMENT ORDER NO. VL-00618

This Addendum is supplemental to and made a part of Lease Agreement Order No. VL-00618 dated 03/23/00 (the "Agreement"), Lease Schedule(s) No. 01 dated
03/23/00 and other related documents under the Lease and Lease Schedule (collectively forming the "Lease"). The parties to the Lease include Valuestar, Inc. ("Lessee") and Amplicon, Inc.

Capitalized terms used in this Addendum without definition shall have the meanings set forth in then Lease, unless specifically modified. This Addendum is to be construed as supplemental to, and part of, the Lease.

Throughout the term of the Lease, as security for Lessee's obligations hereunder, Lessee agrees to maintain at its sole cost and expense an unconditional and irrevocable stand by letter of credit ("Letter of Credit") in the amount of Two-Hundred Ninety-Six Thousand and 00/100 U.S. Dollars ($296,000.00), in form, substance, and issued by a bank satisfactory to Amplicon, Inc. Lessee agrees to obligate the issuer to notify Amplicon, Inc. in writing at least ninety (90) days in advance of any date of expiration of such Letter of Credit that such Letter of Credit has not been renewed. In addition to the provisions of Section 9 of the Agreement, it shall be an Event of Default hereunder if Amplicon, Inc. does not receive a satisfactory replacement Letter of Credit, at least sixty (60) days in advance of any expiration or cancellation of any Letter of Credit issued pursuant to this Lease. If there is any Event of Default under the Lease, Amplicon, Inc. may draw all or part of the amount available under such Letter of Credit, and may pursue any or all of its other remedies available. Amplicon, Inc. may draw upon the Letter of Credit to obtain payment of any amounts due and unpaid under the Lease.

In all other respects, the terms and conditions of the Lease, as originally set forth, shall remain in full force and effect. The Lease sets forth the entire and final understanding between the parties with respect hereto. The terms of this Addendum have been negotiated and jointly drafted by Amplicon, Inc. and Lessee and, therefore, the language of the Addendum shall not be construed in favor or against either party. The undersigned represent that they have the authority to enter into this Lease, and that the same shall be legally binding and enforceable on the respective principals.

IN WITNESS WHEREOF, the parties hereto, by their authorized signatories, have executed this Addendum "A" at the date set forth below their respective signatures.

           LESSEE:
           Valuestar, Inc.                            Amplicon, Inc.
           ---------------                            --------------

By:        /s/ Michael Kelly                 By:      /s/ Darren S. Higuchi
      ------------------------------               -----------------------------
Name:      Michael J. Kelly                  Name:    Darren S. Higuchi
      ------------------------------               -----------------------------
Title:     Secretary/Controller              Title:   Assistant Vice President
      ------------------------------               -----------------------------
Date:      March 20, 2000                    Date:    03/23/00
      ------------------------------               -----------------------------

                                                                     INITIAL DSH

                                  ADDENDUM "A"
                                (Changed to "B")

                                 WITH RESPECT TO

                       LEASE AGREEMENT ORDER NO. VL-00618

                            AND LEASE SCHEDULE NO. 01

This Addendum is supplemental to and made a part of Lease Agreement Order No. VL-00618, dated 03/23/00 (the "Agreement"), Lease Schedule No. 01, dated 03/23/00 and other related documents under the Agreement and Lease Schedule (collectively the "Lease"). The parties to the Lease include Valuestar. Inc. ("Lessee") and Amplicon, Inc. ("Amplicon").

Capitalized terms used in this Addendum without definition shall have the meanings set forth in the Lease, unless specifically modified. This Addendum is to be construed as supplemental to, and a part of, the Lease.

Lessee and Amplicon acknowledge and agree that the Lease is hereby amended with respect to Lease Schedule No. 01, as follows:

         On the front page of the Lease Schedule, delete paragraph G. in its entirety, and replace it with the following language:

         "G. AT THE EXPIRATION OF THE TERM, ONE FINAL PAYMENT OF $59,200.00 (10% OF ORIGINAL COST OF THE PROPERTY), PLUS ALL ACCRUED BUT UNPAID LATE CHARGES, INTEREST, TAXES, PENALTIES AND/OR OTHER SUMS DUE AND OWING UNDER THE LEASE, SHALL BECOME DUE, OWING AND PAYABLE BY LESSEE TO AMPLICON OR AMPLICON'S ASSIGNEE, IF APPLICABLE, FOR WHICH AMPLICON WILL PASS ITS TITLE IN THE PROPERTY TO LESSEE."

In all other respects, the terms and conditions of the Lease, as originally written, shall remain in full force and effect. The Lease as amended herein, sets forth the entire and final understanding between the parties with respect hereto. The terms of this Addendum have been negotiated and jointly drafted by Amplicon and Lessee and, therefore, the language of the Addendum shall not be construed in favor or against either party. The undersigned represent that they have the authority to enter into the Lease, and that the same shall be legally binding and enforceable on the respective principals.

IN WITNESS WHEREOF the parties hereto, by their authorized signatories, have executed this Addendum at the date set forth below their respective signatures.

LESSEE:    Valuestar Inc.                               Amplicon, Inc.


BY:        /s/ Michael Kelly                  BY:      /s/ Darren S. Higuchi
        ---------------------------                 ----------------------------
NAME:      Michael J. Kelly                   NAME:     Darren S. Higuchi
        ---------------------------                 ----------------------------
TITLE:     Secretary/Controller               TITLE:    Assistant Vice President
        ---------------------------                 ----------------------------
DATE:      March 20, 2000                     DATE:     03/23/00
        ---------------------------                 ----------------------------